Exhibit (4)(1)

      THIS AMENDMENT NO. 6 dated as of April 10, 1998 to the CREDIT
AGREEMENT dated as of November 15, 1989, as amended November 30, 1991, as supplemented by letter dated February 26, 1993 and by supplement dated
April 6, 1993, as amended May 1, 1994 and August 31, 1995, as supplemented by two agreements dated July 15, 1996, and as amended August 31, 1996 and October 31, 1997 (as so amended and supplemented, the "Credit Agreement"), among THE MEAD CORPORATION, an Ohio corporation (the "Company"), the banks listed on the signature page hereto (each a "Bank" and collectively, the "Banks") and THE FIRST NATIONAL BANK OF CHICAGO and MORGAN GUARANTY
TRUST COMPANY OF NEW YORK, as Co-Agents for the Banks (in such capacity, each an "Agent" and together, the "Agents").

                               WITNESSETH:

      WHEREAS, the Banks, the Agents and the Company have entered the Credit Agreement; and

      WHEREAS, the Banks, the Agents and the Company desire to amend the Credit Agreement as herein provided;

      NOW THEREFORE, it is agreed:

      1.    The definition of "Loan and Guaranty Agreement" in Section
10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "Loan and Guaranty Agreement" shall mean the Loan and Guaranty
             ---------------------------
            Agreement dated as of August 23, 1988 among Cabin Bluff Partners, the Company and Scott Paper Company, as Guarantors, and The Sumitomo Bank, Limited, New York Branch, or the Loan and Guaranty Agreement among Cabin Bluff Partners, the Company and Kimberly-Clark Corporation, as Guarantors, the Lenders party thereto, The
            Sumitomo Bank, Limited, New York Branch, as a Lender and
            Syndication Agent, Bank of America National Trust and Savings Association, as a Lender and Documentation Agent, and The
            Chase Manhattan Bank, as a Lender and Administrative Agent, as the same or any substitute or replacement agreement may be amended, modified or replaced from time to time."

            The amended definition of "Loan and Guaranty Agreement" shall be used in each place in the Credit Agreement that such term appears, including within the definition of other defined terms and in Section 6.2.

      2. The Company represents and warrants that the representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no event has occurred and is continuing which constitutes an Even of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

      3. This Amendment No. 6 shall be effective as of April 10, 1998 upon its execution by the Company and each of the Required Banks. Except as modified hereby, the Credit Agreement is ratified and confirmed in all respects and remains in full force and effect. All references to the "Agreement" in the Credit Agreement shall include and mean the Credit Agreement as supplemented and amended hereby. Terms defined in the Credit Agreement are used with the same meaning herein.

      4. This Amendment No. 6 may be executed in counterparts, each of which will be deemed an original instrument. This Amendment No. 5 shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 6 to be duly executed and delivered as of the date first above written.

                              THE MEAD CORPORATION


                              By WILLIAM R. GRABER
                                ----------------------------------------------
                                Name: William R. Graber
                                      ----------------------------------------
                                Title: Vice President & Chief
                                       ---------------------------------------
                                        Financial Officer
                                        --------------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By ROBERT J. JACKSON
                                 ---------------------------------------------
                                Name: Robert J. Jackson
                                      ----------------------------------------
                                Title: Managing Director as Agent
                                      ----------------------------------------

                              MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK,
                              Individually and as Agent

                              By  JOHN M. MIKCLAY
                                ----------------------------------------------
                                Name: John M. Mikclay
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------

                              ABN AMRO BANK N.V.

                              By  PATRICK M. PASTORE
                                ----------------------------------------------
                                Name:  Patrick M. Pastore
                                     -----------------------------------------
                                Title:  Vice President
                                      ----------------------------------------

                              CITIBANK, N.A.

                              By STUART G. MILLER
                                ----------------------------------------------
                                Name: Stuart G. Miller
                                      ----------------------------------------
                                Title: Attorney-in-fact
                                      ----------------------------------------

                              DEUTSCHE BANK AG
                              New York and/or Cayman Islands Branches

                              By STEPHEN A. WIEDEMANN
                                ----------------------------------------------
                                Name: Stephen A. Wiedemann
                                     -----------------------------------------
                                Title: Director
                                      ----------------------------------------

                              By SUSAN L. PEARSON
                                ----------------------------------------------
                                Name: Susan L. Pearson
                                      ----------------------------------------
                                Title: Director
                                      ----------------------------------------

                              NATIONAL WESTMINSTER BANK PLC
                              New York Branch

                              By ANNE MARIE TORRE
                                ----------------------------------------------
                                Name: Anne Marie Torre
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------

                              THE BANK OF NOVA SCOTIA (Scotia Bank)

                              By M. D. SMITH
                                ----------------------------------------------
                                Name:   M. D. Smith
                                     -----------------------------------------
                                Title:  Agent
                                      ----------------------------------------

                              THE SUMITOMO BANK, LIMITED
                              New York Branch

                              By C. MICHAEL GARRIDO
                                ----------------------------------------------
                                Name: C. Michael Garrido
                                     -----------------------------------------
                                Title: Sr. Vice President
                                      ----------------------------------------

                              WACHOVIA BANK OF GEORGIA
                              (formerly WACHOVIA BANK AND TRUST CO.,
                               N.A.)

                              By TERRENCE A. SNELLINGS
                                ----------------------------------------------
                                Name: Terrence A. Snellings
                                      ----------------------------------------
                                Title: Sr. Vice President
                                      ----------------------------------------

                              NATIONSBANK, N.A.
                              (formerly SOVRAN BANK, N.A.)

                              By JOSEPH L. CORAH
                                ----------------------------------------------
                                Name: Joseph L. Corah
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------

                              SOCIETE GENERALE

                              By E. BELLAICHE
                                ----------------------------------------------
                                Name: E. Bellaiche
                                     -----------------------------------------
                                Title: Vice President
                                      ----------------------------------------